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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

  We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-85411) of Be Incorporated of our report dated January 19, 2001 relating to the financial statements and financial statement schedule, which appears in this Form 10-K.

                                          /s/ PricewaterhouseCoopers LLP

San Jose, California
March 28, 2001